BSCMS 2001-TOP4

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                                                MORTGAGE LOAN NO. 46 -- XV BEACON

---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------    ----------------------------------------------------------------
                      LOAN INFORMATION                                                PROPERTY INFORMATION

---------------------------- ---------------- ---------------    ------------------------ ---------------------------------------
ORIGINAL BALANCE:            $7,750,000                          SINGLE ASSET/PORTFOLIO:  Single Asset
CUT-OFF DATE BALANCE:        $7,685,976                          PROPERTY TYPE:           Hospitality
FIRST PAYMENT DATE:          04/01/01                            PROPERTY SUB-TYPE:       Full Service
INTEREST RATE:               7.500%                              LOCATION:                Boston, MA
AMORTIZATION:                300 months                          YEAR BUILT/RENOVATED:    1999/NAP
ANTICIPATED REPAYMENT DATE:  NAP                                 NUMBER OF ROOMS:         61
HYPERAMORTIZATION:           NAP                                 THE COLLATERAL:          A 10-story luxury boutique hotel
                                                                                          located in Boston.
MATURITY DATE:               3/01/2011                           OWNERSHIP INTEREST:      Fee Simple
EXPECTED MATURITY BALANCE:   $6,316,426
SPONSOR(S):                  Paul Roiff
                                                                 YEAR                      OCCUPANCY        ADR         REVPAR
INTEREST CALCULATION:        Actual/360
CALL PROTECTION (1):         31-month lockout from the date      2000                        58.2%        $414.17      $241.16
                             of origination with U.S.
                             Treasury defeasance
                             thereafter.                         Trailing 12-month
                                                                 9/00-8/01                   65.0%        $392.40      $254.93
LOAN PER ROOM:               $126,000


UP-FRONT RESERVES (2):       RE Tax:          $37,605
                             Insurance:       $14,982            PROPERTY MANAGEMENT:     The property is self-managed
                             Cap Ex:          $21,404
                             Other:           $316,000           U/W NET OP. INCOME:      $1,644,187

ONGOING RESERVES:            RE Tax:          $18,802/month      U/W NET CASH FLOW:       $1,327,651
                             Insurance:       $2,996/month       APPRAISED VALUE:         $25,000,000
                             Cap Ex:          $21,404/month      CUT-OFF DATE LTV:        30.7%
                                                                 MATURITY DATE LTV:       25.3%
LOCKBOX:                     None                                DSCR:                    1.93x

-------------------------------------------------------------    ----------------------------------------------------------------

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

(1) The XV Beacon Loan is closed to prepayment until February 28, 2011, after which the loan may be defeased with U.S. Treasuries until maturity.
(2) Other Reserves include a $316,000 equipment lease which was escrowed at closing from loan proceeds.


THE XV BEACON LOAN

           THE LOAN. The fourty-sixth largest loan (the "XV Beacon Loan") is evidenced by a promissory note secured by a first priority mortgage on the XV Beacon hotel in Boston, Massachusetts. The XV Beacon Loan was originated in February 15, 2001 by BSFI.

           THE BORROWERS. The borrower is 15 Beacon LLC, a Massachusetts limited partnership that owns no material asset other than the property and related interests.

           THE PROPERTY. XV Beacon is a 60-key luxurious hotel located in the Beacon Hill section of Boston. Located at the top of Beacon Hill, the property is within walking distance of the state capitol and is proximate to the Boston Commons park, financial district, and the retail corridor surrounding Newbury Street. The XV Beacon property is considered one of the city's finest new hotels, with state-of-the-art communications technology in every guestroom and a staff-to-guest ratio of greater than two-to-one. Each of the guestrooms features remote control 27 inch televisions, bathroom television, gas fireplace, high-end


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

stereo system, fax machine and high-speed internet access, mini-bar and whirlpool tub. Additionally, guests have free access to three chauffeured Mercedes Benz automobiles that are stationed at the property.

           XV Beacon has been featured in numerous publications including Fortune Magazine, Delta Airline's Shuttle Sheet, and the Boston Sunday Globe. The hotel has been named to the Conde Nast Traveler Magazine's list of the 36 Best new hotels; has received the award for the best overall hotel in Boston given by Boston Magazine; and has been given the title of the best boutique hotel in the world by the Robb Report.

           PROPERTY MANAGEMENT. The XV Beacon hotel property is self-managed by the borrower.

           MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

           ADDITIONAL INDEBTEDNESS. Not allowed.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns &
Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells
Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


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2001-TOP4
Properties With a Tenant Occupying 50% or More of NSF.


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MORTGAGE            MORTGAGE
LOAN NO.            LOAN SELLER       PROPERTY NAME                                             PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
2                   PCF               Morris Corporate Center IV-Phase I                        Office
7                   WFB               7000 Marina Boulevard                                     Office
9                   MSDWMC            Metaldyne Portfolio - Plymouth (I)                        Industrial
10                  MSDWMC            Metaldyne Portfolio - Twinsburg (I)                       Industrial
11                  MSDWMC            Metaldyne Portfolio - Niles (I)                           Industrial
12                  MSDWMC            Metaldyne Portfolio - Rome (I)                            Industrial
13                  MSDWMC            Metaldyne Portfolio - Solon (I)                           Industrial
16                  BSFI              Petsmart Portfolio - Chattanooga (II) (A)                 Retail
17                  BSFI              Petsmart Portfolio - Fredericksburg (II) (A)              Retail
18                  BSFI              Petsmart Portfolio - Daytona Beach (II) (A)               Retail
25                  MSDWMC            Pathmark-Castle Center                                    Retail
27                  WFB               Dunn-Edwards - San Jose (IV)                              Retail
28                  WFB               Dunn-Edwards - Scottsdale (IV)                            Retail
29                  WFB               Dunn-Edwards - Tropicana (IV)                             Retail
30                  WFB               Dunn-Edwards - Lawndale (IV)                              Retail
31                  WFB               Dunn-Edwards - Oxnard (IV)                                Retail
32                  WFB               Dunn-Edwards - Cotati (IV)                                Retail
33                  WFB               Dunn-Edwards - Cathedral City (IV)                        Retail
34                  WFB               Dunn-Edwards - Colton (IV)                                Retail
35                  WFB               Dunn-Edwards - Albuquerque (IV)                           Retail
39                  PCF               1735 Lundy Avenue                                         Industrial
54                  MSDWMC            Amboy: Macy's - Carlsbad, CA                              Retail
69                  JHREF             Ralph's Supermarket                                       Retail
73                  MSDWMC            2637 Marine Way                                           Office
76                  WFB               Moen Building                                             Industrial
77                  WFB               TMI Products Building                                     Industrial
81                  PCF               Hope Mills Crossing                                       Retail
82                  WFB               Best Buy - Erie                                           Retail
86                  WFB               Lowes - Vacaville                                         Other
89                  MSDWMC            Travis Portfolio - 8300 Pat Booker Road (C)               Retail
90                  MSDWMC            Travis Portfolio - 10103 Wurzbach Road (C)                Retail
91                  MSDWMC            Travis Portfolio - 2001 West Adams Avenue (C)             Retail
92                  MSDWMC            Travis Portfolio - 201 West Napa Street (C)               Retail
94                  WFB               Moffett Boulevard                                         Office
95                  PCF               Best Buy                                                  Retail
105                 WFB               Office Depot - Alhambra                                   Retail
107                 JHREF             The Gap Building                                          Retail
108                 PCF               Airborne Express                                          Industrial
114                 WFB               Office Depot - Folsom                                     Retail
122                 MSDWMC            Pelican Portfolio - 3955 Phelan Boulevard (D)             Retail
123                 MSDWMC            Pelican Portfolio - 1181 South University Drive (D)       Retail
127                 MSDWMC            Herford Portfolio - 4481 Lake Worth Road (E)              Retail
128                 MSDWMC            Herford Portfolio - 5940 Beach Boulevard (E)              Retail
130                 MSDWMC            Razor Portfolio - 111 North Plano Road (F)                Retail
131                 MSDWMC            Razor Portfolio - 2828 Motely Drive (F)                   Retail
132                 MSDWMC            Razor Portfolio - 822 East Centerville Road (F)           Retail
133                 MSDWMC            Razor Portfolio - 13101 Josey Lane (F)                    Retail
141                 MSDWMC            Devon Portfolio - 8411 Dale Mabry Highway (G)             Retail
142                 MSDWMC            Devon Portfolio - 2200 Bell Street (G)                    Retail
146                 WFB               Walgreens - Norman                                        Retail
148                 WFB               Santa Rita Plaza                                          Other
154                 WFB               Walgreens - Mundelein                                     Retail
155                 WFB               Walgreens - Springfield                                   Retail
156                 MSDWMC            Sheffield Portfolio - 84 West Parrish Lane (H)            Retail
157                 MSDWMC            Sheffield Portfolio - 2360 Lincoln Avenue (H)             Retail
163                 WFB               Cindy Lane                                                Office
140                 WFB               Wilshire Blvd.                                            Retail
83                  PCF               38 Forge Park Drive                                       Industrial
110                 BSFI              Prospect Office                                           Office
160                 WFB               101 Vallejo Street                                        Office
115                 PCF               Goshen Village                                            Retail
74                  JHREF             Cabrillo Park                                             Retail
102                 PCF               Publix at Lake Forest                                     Retail
125                 BSFI              5301 Spring Valley                                        Office
85                  WFB               Butte Community Employment Center                         Office
97                  PCF               BelAir Village                                            Retail
136                 WFB               Systems Parkway Building                                  Industrial
19                  PCF               The Crossing at Stonegate                                 Retail
151                 WFB               McConnell Industrial                                      Industrial
165                 WFB               North by Northeast Shoppes                                Retail
166                 WFB               Glendale Shoppes                                          Retail
78                  PCF               Forest Village Shopping Center                            Retail
103                 JHREF             Hawaiian Gardens Square Shopping Center                   Retail
134                 JHREF             Torrey Pines Financial Center                             Office
139                 WFB               31 Journey                                                Office
88                  PCF               455 Dunks Ferry Road (B)                                  Industrial
167                 WFB               Shadeland Crossing                                        Retail

                                                                                                     CUT OF BALANCE

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                                      LOANS WITH A TENANT OCCUPYING 50% OR MORE                        $265,833,701

                                      TOTAL POOL BALANCE                                               $902,516,290


2001-TOP4
Properties With a Tenant Occupying 50% or More of NSF.


(CONTINUED)



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MORTGAGE                                                             CUT-OFF DATE
LOAN NO.           PROPERTY SUB-TYPE                  UNITS/SF            BALANCE        LARGEST TENANT
-----------------------------------------------------------------------------------------------------------------------------------
2          Suburban                                340,240            $41,781,154        Aventis Pharmaceutical, Inc.
7          Urban                                    84,495            $23,909,854        WAL-MART.COM
9          Flex Industrial                          68,121             $6,828,823        Metaldyne Machinery & Assembling
10         Heavy Industrial                        156,000             $3,347,756        Metaldyne Machinery & Assembling
11         Heavy Industrial                        125,880             $2,949,492        Metaldyne Machinery & Assembling
12         Light Industrial                        117,000             $1,908,004        Metaldyne Machinery & Assembling
13         Light Industrial                         67,000             $1,629,719        Metaldyne Machinery & Assembling
16         Free Standing                            26,040             $1,375,000        Petsmart
17         Free Standing                            26,067             $1,375,000        Petsmart
18         Free Standing                            26,194             $1,350,000        Petsmart
25         Anchored                                 63,000            $12,456,148        Pathmark
27         Specialty                                11,326             $1,811,101        DE - San Jose
28         Specialty                                12,760             $1,673,273        DE - Scottsdale
29         Specialty                                16,555             $1,527,016        DE - Tropicana
30         Specialty                                12,955             $1,388,197        DE - Lawndale
31         Specialty                                13,490             $1,375,802        DE - Oxnard
32         Specialty                                12,404               $886,463        DE - Cotati
33         Specialty                                16,862               $803,171        DE - Cathedral City
34         Specialty                                11,002               $588,992        DE - Colton
35         Specialty                                 8,526               $458,105        DE - Albuquerque
39         Flex Industrial                         103,420             $9,954,044        AboveNet Communications, Inc.
54         Anchored                                156,132             $6,854,090        Macy's
69         Anchored                                 46,008             $5,320,374        Ralph's Market
73         Suburban                                 20,813             $5,078,151        R. B. Webber
76         Warehouse                               219,068             $4,646,676        Moen, Inc.
77         Warehouse                               129,900             $4,618,577        TMI Products, Inc.
81         Anchored                                 53,041             $4,499,982        Bi-Lo, Inc.
82         Big Box                                  45,000             $4,486,154        Best Buy Co., Inc.
86         Land                                    137,242             $4,389,771        Lowe's H I W, Inc.
89         Anchored                                 53,820             $1,303,089        Albertson's
90         Anchored                                 53,820             $1,221,967        Albertson's
91         Anchored                                 53,820             $1,115,148        Albertson's
92         Anchored                                 27,968               $723,618        Ralph's Supermarket
94         Suburban                                 26,973             $3,973,664        County of Santa Clara
95         Free Standing                            46,280             $3,864,665        Best Buy
105        Big Box                                  26,051             $3,234,345        Office Depot, Inc.
107        Anchored                                 16,030             $3,041,657        The Gap Inc
108        Warehouse                                79,750             $2,981,148        Airborne Freight Corporation
114        Big Box                                  25,170             $2,667,973        Office Depot, Inc.
122        Anchored                                 53,820             $1,175,855        Albertson's
123        Anchored                                 53,820             $1,130,109        Albertson's
127        Anchored                                 54,000             $1,152,938        Albertson's
128        Anchored                                 54,000             $1,085,619        Albertson's
130        Anchored                                 62,468               $567,884        Albertson's
131        Anchored                                 53,927               $531,454        Albertson's
132        Anchored                                 60,325               $520,770        Albertson's
133        Anchored                                 61,230               $482,295        Albertson's
141        Anchored                                 53,820               $879,254        Albertson's
142        Anchored                                 62,779               $769,819        Albertson's
146        Big Box                                  15,120             $1,596,318        Walgreens
148        Land                                    459,558             $1,584,868        GMS Realty LLC
154        Anchored                                 13,905             $1,295,046        Walgreens
155        Big Box                                  13,905             $1,268,595        Walgreens
156        Anchored                                 55,000               $824,710        Albertson's
157        Anchored                                 22,000               $436,659        Sav-on-Drugs
163        Suburban                                 19,300             $1,117,058        TRW Astro Aerospace
140        Specialty                                18,944             $1,738,998        America West Financial
83         Flex Industrial                          79,478             $4,485,226        Dynisco LLC
110        Suburban                                 30,597             $2,845,168        Fidelity National Title
160        Urban                                    14,353             $1,192,908        Mandel Buder & Verges Law Firm
115        Anchored                                 45,800             $2,583,424        Food Lion
74         Anchored                                 73,500             $4,937,779        Certified Grocers
102        Anchored                                 53,487             $3,358,950        Publix Super Markets, Inc.
125        Suburban                                 23,602             $2,296,392        Friedman, Feiger
85         Suburban                                 85,000             $4,435,579        Butte County:  Department of Social Welfare
97         Anchored                                 52,100             $3,670,224        Food Lion
136        Flex Industrial                          32,016             $1,990,152        St of CA Dept of Consumer Aff
19         Anchored                                109,149            $14,480,374        King Soopers, Inc.
151        Flex Industrial                          28,964             $1,447,656        Far East American, Inc.
165        Shadow Anchored                          10,368               $910,513        Blockbuster Video, Inc.
166        Unanchored                               10,800               $845,913        TBO, LLC dba Mattress Gallery
78         Anchored                                 69,726             $4,578,280        Publix Store #610
103        Anchored                                 66,500             $3,308,918        Vons Market - #173
134        Suburban                                 10,953             $2,095,217        Mentor Graphics Corporation
139        Suburban                                 16,772             $1,891,047        Loan Link Financial Services
88         Light Industrial                         80,000             $2,092,508        Integrity Textile, Inc.
167        Shadow Anchored                           9,600               $831,065        Box Office Video

                                 % OF POOL

-----------------------------------------------------------------------------------------------------------------------------------
                                     29.5%





2001-TOP4
Properties With a Tenant Occupying 50% or More of NSF.


(CONTINUED)


---------------------------------------------
MORTGAGE       LEASE
LOAN NO.   EXPIRATION DATE       % NSF
---------------------------------------------
2               01/31/2010         100.0%
7               01/31/2012         100.0%
9               07/31/2021         100.0%
10              07/31/2021         100.0%
11              07/31/2021         100.0%
12              07/31/2021         100.0%
13              07/31/2021         100.0%
16              12/31/2021         100.0%
17              12/31/2021         100.0%
18              12/31/2021         100.0%
25              07/31/2020         100.0%
27              03/31/2021         100.0%
28              03/31/2021         100.0%
29              03/31/2021         100.0%
30              03/31/2021         100.0%
31              03/31/2021         100.0%
32              03/31/2021         100.0%
33              03/31/2021         100.0%
34              03/31/2021         100.0%
35              03/31/2021         100.0%
39              05/31/2020         100.0%
54              10/31/2011         100.0%
69              10/01/2014         100.0%
73              05/31/2011         100.0%
76              09/30/2010         100.0%
77              10/04/2010         100.0%
81              02/28/2021         100.0%
82              01/31/2021         100.0%
86              10/09/2020         100.0%
89              12/31/2004         100.0%
90              12/31/2004         100.0%
91              12/31/2004         100.0%
92              12/31/2004         100.0%
94              08/31/2011         100.0%
95              04/01/2017         100.0%
105             03/31/2015         100.0%
107             01/31/2008         100.0%
108             07/19/2011         100.0%
114             09/30/2015         100.0%
122             06/30/2005         100.0%
123             12/31/2003         100.0%
127             12/31/2003         100.0%
128             06/30/2005         100.0%
130             12/31/2002         100.0%
131             12/31/2002         100.0%
132             12/31/2007         100.0%
133             12/31/2002         100.0%
141             12/31/2003         100.0%
142             12/31/2003         100.0%
146             06/30/2020         100.0%
148             01/22/2063         100.0%
154             06/30/2059         100.0%
155             04/30/2059         100.0%
156             12/31/2003         100.0%
157             12/31/2003         100.0%
163             12/31/2004         100.0%
140             05/31/2004          82.7%
83              04/30/2010          78.3%
110             06/30/2008          76.2%
160             02/28/2006          72.4%
115             03/31/2019          72.1%
74              10/01/2019          71.4%
102             12/01/2018          70.8%
125             04/30/2016          69.6%
85              02/18/2016          66.0%
97              07/18/2020          63.3%
136             09/30/2004          62.6%
19              06/15/2020          60.4%
151             12/31/2010          59.2%
165             06/30/2006          58.3%
166             06/30/2004          55.6%
78              04/30/2020          54.3%
103             06/30/2006          52.6%
134             07/31/2006          51.9%
139             11/30/2005          50.9%
88              12/31/2004          50.0%
167             03/01/2005          50.0%

                                                                                                                      MORGAN STANLEY
10/25/2001          14:20:38   CARVE Version 612.0 /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve

BSCMS               SERIES 2001-TOP4 CLASS A1
Class                   A1                 Settlement Date           11/08/2001       Coupon                 4.54000
Original Balance        54,396,805.87      Dated Date                11/01/2001       Delay                  14
Current Balance         57,917,000.00      First Payment Date        12/15/2001       Lead Manager           Morgan Stanley & Co.
Credit Rating           AAA/AAA            Next Payment Date         12/15/2001       Orig Deal Size         1,003,625,258.80
Market Desc             N/A                Payment Freq              Monthly          Num of Tranches        23
Factor                  1.06471325         Interest Freq             Monthly          Deal Age               0

TABLE (CONTINUED)
Class                  Cusip                  N/A
Original Balance       Yield Table Date       10/25/2001
Current Balance        Yield Frequency        SemiAnnual
Credit Rating          Yield Day Count        30/360
Market Desc
Factor



PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD

                        99/30   4.5468       4.5468          4.5467          4.5467          4.5460
                        99/31   4.5368       4.5368          4.5367          4.5367          4.5358
                        100/00  4.5269       4.5268          4.5268          4.5266          4.5256
                        100/01  4.5169       4.5169          4.5168          4.5166          4.5155
                        100/02  4.5070       4.5069          4.5068          4.5067          4.5053
                        100/03  4.4970       4.4969          4.4968          4.4967          4.4951
                        100/04  4.4871       4.4870          4.4869          4.4867          4.4849
                        100/05  4.4771       4.4770          4.4769          4.4767          4.4748
                        100/06  4.4672       4.4671          4.4670          4.4667          4.4646
                        100/07  4.4573       4.4572          4.4570          4.4567          4.4545
                        100/08  4.4473       4.4472          4.4470          4.4468          4.4443
                        100/09  4.4374       4.4373          4.4371          4.4368          4.4342
                        100/10  4.4275       4.4274          4.4272          4.4268          4.4240
                        100/11  4.4176       4.4174          4.4172          4.4169          4.4139
                        100/12  4.4077       4.4075          4.4073          4.4069          4.4038
                        100/13  4.3978       4.3976          4.3974          4.3970          4.3936
                        100/14  4.3879       4.3877          4.3874          4.3870          4.3835
                        100/15  4.3780       4.3778          4.3775          4.3771          4.3734
                        100/16  4.3681       4.3679          4.3676          4.3672          4.3633
                        100/17  4.3582       4.3580          4.3577          4.3572          4.3532
                        100/18  4.3483       4.3481          4.3478          4.3473          4.3431
AVERAGE LIFE                    3.50         3.50            3.49            3.48            3.41
FIRST PRIN                      12/15/2001   12/15/2001      12/15/2001      12/15/2001      12/15/2001
LAST PRIN                       06/15/2006   06/15/2006      06/15/2006      06/15/2006      04/15/2006
PAYMENT WINDOW                  55           55              55              55              53
ACCRUAL FACTOR                  0.0883       0.0883          0.0883          0.0883          0.0883
MOD DURATION @ 100/08           3.14         3.14            3.13            3.12            3.07

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
10/25/2001          14:20:38   CARVE Version 612.0    /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve
BSCMS               SERIES 2001-TOP4                  CLASS A2
Class                   A2                     Settlement Date        11/08/2001       Coupon                  5.34000
Original Balance        379,285,364.21         Dated Date             11/01/2001       Delay                   14
Current Balance         200,000,000.00         First Payment Date     12/15/2001       Lead Manager            Morgan Stanley & Co.
Credit Rating           AAA/AAA                Next Payment Date      12/15/2001       Orig Deal Size          1,003,625,258.80
Market Desc             N/A                    Payment Freq           Monthly          Num of Tranches         23
Factor                  0.52730745             Interest Freq          Monthly          Deal Age                0

TABLE (CONTINUED)
Class                      Cusip                  N/A
Original Balance           Yield Table Date       10/25/2001
Current Balance            Yield Frequency        SemiAnnual
Credit Rating              Yield Day Count        30/360
Market Desc
Factor


PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD
                        100/06  5.3163       5.3162          5.3161          5.3160          5.3149
                        100/07  5.3097       5.3096          5.3095          5.3094          5.3082
                        100/08  5.3031       5.3030          5.3029          5.3028          5.3015
                        100/09  5.2965       5.2965          5.2963          5.2962          5.2948
                        100/10  5.2900       5.2899          5.2898          5.2896          5.2881
                        100/11  5.2834       5.2833          5.2832          5.2830          5.2814
                        100/12  5.2768       5.2767          5.2766          5.2764          5.2747
                        100/13  5.2702       5.2701          5.2700          5.2698          5.2680
                        100/14  5.2637       5.2636          5.2634          5.2632          5.2613
                        100/15  5.2571       5.2570          5.2568          5.2566          5.2547
                        100/16  5.2505       5.2504          5.2503          5.2500          5.2480
                        100/17  5.2440       5.2439          5.2437          5.2435          5.2413
                        100/18  5.2374       5.2373          5.2371          5.2369          5.2346
                        100/19  5.2309       5.2307          5.2306          5.2303          5.2280
                        100/20  5.2243       5.2242          5.2240          5.2237          5.2213
                        100/21  5.2178       5.2176          5.2174          5.2172          5.2147
                        100/22  5.2112       5.2111          5.2109          5.2106          5.2080
                        100/23  5.2047       5.2045          5.2043          5.2040          5.2013
                        100/24  5.1981       5.1980          5.1978          5.1975          5.1947
                        100/25  5.1916       5.1914          5.1912          5.1909          5.1880
                        100/26  5.1851       5.1849          5.1847          5.1843          5.1814
AVERAGE LIFE                    5.70         5.69            5.69            5.68            5.59
FIRST PRIN                      12/15/2001   12/15/2001      12/15/2001      12/15/2001      12/15/2001
LAST PRIN                       12/15/2010   12/15/2010      12/15/2010      11/15/2010      09/15/2010
PAYMENT WINDOW                  109          109             109             108             106
ACCRUAL FACTOR                  0.1038       0.1038          0.1038          0.1038          0.1038
MOD DURATION @ 100/16           4.73         4.73            4.73            4.72            4.65

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY

10/25/2001          14:20:38   CARVE Version 612.0    /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve
BSCMS               SERIES 2001-TOP4                  CLASS A3
Original Balance        140,658,080.68         Dated Date             11/01/2001       Delay                   14
Current Balance         131,244,000.00         First Payment Date     12/15/2001       Lead Manager            Morgan Stanley & Co.
Credit Rating           AAA/AAA                Next Payment Date      12/15/2001       Orig Deal Size          1,003,625,258.80
Market Desc             N/A                    Payment Freq           Monthly          Num of Tranches         23
Factor                  0.93307117             Interest Freq          Monthly          Deal Age                0

TABLE (CONTINUED)
Original Balance           Yield Table Date       10/25/2001
Current Balance            Yield Frequency        SemiAnnual
Credit Rating              Yield Day Count        30/360
Market Desc
Factor


PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD
                        100/06  5.5300       5.5300          5.5299          5.5298          5.5289
                        100/07  5.5243       5.5242          5.5241          5.5240          5.5230
                        100/08  5.5185       5.5185          5.5184          5.5183          5.5172
                        100/09  5.5128       5.5127          5.5126          5.5125          5.5113
                        100/10  5.5070       5.5070          5.5069          5.5067          5.5055
                        100/11  5.5013       5.5012          5.5011          5.5010          5.4997
                        100/12  5.4956       5.4955          5.4954          5.4952          5.4938
                        100/13  5.4898       5.4897          5.4896          5.4895          5.4880
                        100/14  5.4841       5.4840          5.4839          5.4837          5.4822
                        100/15  5.4784       5.4783          5.4781          5.4780          5.4764
                        100/16  5.4726       5.4725          5.4724          5.4722          5.4706
                        100/17  5.4669       5.4668          5.4667          5.4665          5.4647
                        100/18  5.4612       5.4611          5.4609          5.4607          5.4589
                        100/19  5.4554       5.4553          5.4552          5.4550          5.4531
                        100/20  5.4497       5.4496          5.4495          5.4492          5.4473
                        100/21  5.4440       5.4439          5.4437          5.4435          5.4415
                        100/22  5.4383       5.4382          5.4380          5.4378          5.4357
                        100/23  5.4326       5.4324          5.4323          5.4320          5.4299
                        100/24  5.4269       5.4267          5.4266          5.4263          5.4241
                        100/25  5.4211       5.4210          5.4208          5.4206          5.4183
                        100/26  5.4154       5.4153          5.4151          5.4149          5.4125
AVERAGE LIFE                    6.67         6.66            6.66            6.65            6.55
FIRST PRIN                      06/15/2006   06/15/2006      06/15/2006      06/15/2006      04/15/2006
LAST PRIN                       12/15/2010   12/15/2010      12/15/2010      11/15/2010      09/15/2010
PAYMENT WINDOW                  55           55              55              54              54
ACCRUAL FACTOR                  0.1077       0.1077          0.1077          0.1077          0.1077
MOD DURATION @ 100/16           5.42         5.42            5.41            5.40            5.34

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
10/25/2001          14:20:38   CARVE Version 612.0    /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve
BSCMS               SERIES 2001-TOP4                  CLASS A5
Class                  A5                     Settlement Date        11/08/2001       Coupon                  5.88000
Original Balance       279,285,000.00         Dated Date             11/01/2001       Delay                   14
Current Balance        230,234,000.00         First Payment Date     12/15/2001       Lead Manager            Morgan Stanley & Co.
Market Desc            N/A                    Next Payment Date      12/15/2001       Orig Deal Size          1,003,625,258.80
Factor                 0.82436937             Payment Freq           Monthly          Num of Tranches         23
                                              Interest Freq          Monthly          Deal Age                0

TABLE (CONTINUED)
Class                     Cusip                  N/A
Original Balance          Yield Table Date       10/25/2001
Current Balance           Yield Frequency        SemiAnnual
Market Desc               Yield Day Count        30/360
Factor


PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD
                        100/06  5.8948       5.8948          5.8947          5.8946          5.8937
                        100/07  5.8905       5.8904          5.8904          5.8903          5.8893
                        100/08  5.8862       5.8861          5.8860          5.8859          5.8849
                        100/09  5.8819       5.8818          5.8817          5.8816          5.8805
                        100/10  5.8775       5.8775          5.8774          5.8773          5.8761
                        100/11  5.8732       5.8731          5.8731          5.8729          5.8717
                        100/12  5.8689       5.8688          5.8687          5.8686          5.8673
                        100/13  5.8646       5.8645          5.8644          5.8643          5.8629
                        100/14  5.8603       5.8602          5.8601          5.8599          5.8585
                        100/15  5.8560       5.8559          5.8558          5.8556          5.8541
                        100/16  5.8517       5.8516          5.8515          5.8513          5.8497
                        100/17  5.8474       5.8473          5.8471          5.8470          5.8453
                        100/18  5.8430       5.8430          5.8428          5.8427          5.8410
                        100/19  5.8387       5.8386          5.8385          5.8383          5.8366
                        100/20  5.8344       5.8343          5.8342          5.8340          5.8322
                        100/21  5.8301       5.8300          5.8299          5.8297          5.8278
                        100/22  5.8258       5.8257          5.8256          5.8254          5.8234
                        100/23  5.8215       5.8214          5.8213          5.8211          5.8190
                        100/24  5.8173       5.8171          5.8170          5.8168          5.8147
                        100/25  5.8130       5.8128          5.8127          5.8125          5.8103
                        100/26  5.8087       5.8085          5.8084          5.8081          5.8059
AVERAGE LIFE                    9.68         9.67            9.65            9.63            9.44
FIRST PRIN                      05/15/2011   05/15/2011      05/15/2011      05/15/2011      02/15/2011
LAST PRIN                       08/15/2011   08/15/2011      08/15/2011      08/15/2011      05/15/2011
PAYMENT WINDOW                  4            4               4               4               4
ACCRUAL FACTOR                  0.1143       0.1143          0.1143          0.1143          0.1143
MOD DURATION @ 100/16           7.21         7.20            7.20            7.18            7.08

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
10/25/2001          14:20:38   CARVE Version 612.0     /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve
BSCMS               SERIES 2001-TOP4                   CLASS B
Class                   B                    Settlement Date            11/08/2001       Coupon             6.14000
Original Balance        1.00                 Dated Date                 11/01/2001       Delay              14
Current Balance         24,819,000.00        First Payment Date         12/15/2001       Lead Manager       Morgan Stanley & Co.
Credit Rating           AA/AA                Next Payment Date          12/15/2001       Orig Deal Size     1,003,625,258.80
Market Desc             N/A                  Payment Freq               Monthly          Num of Tranches    23
Factor                  24819000.00000000    Interest Freq              Monthly          Deal Age           0

TABLE (CONTINUED0
Class                   Cusip                  N/A
Original Balance        Yield Table Date       10/25/2001
Current Balance         Yield Frequency        SemiAnnual
Credit Rating           Yield Day Count        30/360
Market Desc
Factor


PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD
                        100/22  6.0903       6.0903          6.0903          6.0903          6.0884
                        100/23  6.0860       6.0860          6.0860          6.0860          6.0840
                        100/24  6.0817       6.0817          6.0817          6.0817          6.0796
                        100/25  6.0773       6.0773          6.0773          6.0773          6.0752
                        100/26  6.0730       6.0730          6.0730          6.0730          6.0709
                        100/27  6.0687       6.0687          6.0687          6.0687          6.0665
                        100/28  6.0644       6.0644          6.0644          6.0644          6.0621
                        100/29  6.0601       6.0601          6.0601          6.0601          6.0577
                        100/30  6.0558       6.0558          6.0558          6.0558          6.0534
                        100/31  6.0515       6.0515          6.0515          6.0515          6.0490
                        101/00  6.0472       6.0472          6.0472          6.0472          6.0446
                        101/01  6.0429       6.0429          6.0429          6.0429          6.0402
                        101/02  6.0386       6.0386          6.0386          6.0386          6.0359
                        101/03  6.0343       6.0343          6.0343          6.0343          6.0315
                        101/04  6.0300       6.0300          6.0300          6.0300          6.0271
                        101/05  6.0257       6.0257          6.0257          6.0257          6.0228
                        101/06  6.0214       6.0214          6.0214          6.0214          6.0184
                        101/07  6.0171       6.0171          6.0171          6.0171          6.0141
                        101/08  6.0128       6.0128          6.0128          6.0128          6.0097
                        101/09  6.0085       6.0085          6.0085          6.0085          6.0054
                        101/10  6.0042       6.0042          6.0042          6.0042          6.0010
AVERAGE LIFE                    9.77         9.77            9.77            9.77            9.57
FIRST PRIN                      08/15/2011   08/15/2011      08/15/2011      08/15/2011      05/15/2011
LAST PRIN                       08/15/2011   08/15/2011      08/15/2011      08/15/2011      06/15/2011
PAYMENT WINDOW                  1            1               1               1               2
ACCRUAL FACTOR                  0.1194       0.1194          0.1194          0.1194          0.1194
MOD DURATION @ 101/00           7.18         7.18            7.18            7.18            7.07

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      MORGAN STANLEY
10/25/2001          14:20:38   CARVE Version 612.0     /u/margol/deal/bscms_01-top4/1024/top4.tied.1024.carve
BSCMS               SERIES 2001-TOP4                   CLASS C
Class                   C                      Settlement Date        11/08/2001       Coupon                  6.35000
Original Balance        1.00                   Dated Date             11/01/2001       Delay                   14
Current Balance         24,819,000.00          First Payment Date     12/15/2001       Lead Manager            Morgan Stanley & Co.
Credit Rating           A/A                    Next Payment Date      12/15/2001       Orig Deal Size          1,003,625,258.80
Market Desc             N/A                    Payment Freq           Monthly          Num of Tranches         23
Factor                  24819000.00000000      Interest Freq          Monthly          Deal Age                0

TABLE (CONTINUED)
Class                    Cusip                  N/A
Original Balance         Yield Table Date       10/25/2001
Current Balance          Yield Frequency        SemiAnnual
Credit Rating            Yield Day Count        30/360
Market Desc
Factor


PREPAY                          CPR 0        (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75    (!YM) CPR 100
PRICE / YIELD
                        100/22  6.3041       6.3040          6.3038          6.3035          6.3017
                        100/23  6.2998       6.2996          6.2994          6.2992          6.2973
                        100/24  6.2954       6.2953          6.2951          6.2948          6.2929
                        100/25  6.2911       6.2909          6.2907          6.2905          6.2885
                        100/26  6.2868       6.2866          6.2864          6.2861          6.2841
                        100/27  6.2824       6.2823          6.2821          6.2818          6.2797
                        100/28  6.2781       6.2779          6.2777          6.2774          6.2753
                        100/29  6.2738       6.2736          6.2734          6.2731          6.2708
                        100/30  6.2694       6.2693          6.2690          6.2687          6.2664
                        100/31  6.2651       6.2649          6.2647          6.2644          6.2620
                        101/00  6.2608       6.2606          6.2604          6.2600          6.2576
                        101/01  6.2565       6.2563          6.2560          6.2557          6.2532
                        101/02  6.2521       6.2519          6.2517          6.2513          6.2488
                        101/03  6.2478       6.2476          6.2474          6.2470          6.2444
                        101/04  6.2435       6.2433          6.2430          6.2427          6.2400
                        101/05  6.2392       6.2390          6.2387          6.2383          6.2356
                        101/06  6.2349       6.2347          6.2344          6.2340          6.2312
                        101/07  6.2306       6.2303          6.2301          6.2297          6.2269
                        101/08  6.2262       6.2260          6.2258          6.2253          6.2225
                        101/09  6.2219       6.2217          6.2214          6.2210          6.2181
                        101/10  6.2176       6.2174          6.2171          6.2167          6.2137
AVERAGE LIFE                    9.84         9.83            9.81            9.78            9.60
FIRST PRIN                      08/15/2011   08/15/2011      08/15/2011      08/15/2011      06/15/2011
LAST PRIN                       09/15/2011   09/15/2011      09/15/2011      09/15/2011      06/15/2011
PAYMENT WINDOW                  2            2               2               2               1
ACCRUAL FACTOR                  0.1235       0.1235          0.1235          0.1235          0.1235
MOD DURATION @ 101/00           7.15         7.14            7.13            7.12            7.02

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley&Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.